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                                                                      EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 Nos. 33-57503, 33-60157, 333-05463, 333-21007, 333-77765, 333-94451 and
333-84478 of our reports dated January 24, 2003, with respect to the consolidated financial statements and schedule of Polaris Industries Inc. included in the annual report on Form 10-K for the year ended December 31, 2002.

/s/ Ernst & Young LLP

Minneapolis, Minnesota
March 14, 2003